                                                                   EXHIBIT 10.25


                     10 7/8% FIRST MORTGAGE NOTE due 2001



No. 1                                                                $16,800,000
                                                           CUSIP No. 19035C AD 4

                        COAST HOTELS AND CASINOS, INC.

promises to pay to CEDE & CO.

or registered assigns,

the principal sum of SIXTEEN MILLION EIGHT HUNDRED THOUSAND  ($16,800,000)

Dollars on November 1, 2001.

Interest Payment Dates:  March 15, June 15, September 15 and December 15

Record Dates:  March 1, June 1, September 1 and December 1

                                       Dated:  November 21, 1997

                                       COAST HOTELS AND CASINOS, INC.

                                       By:   \s\  Michael J. Gaughan
                                           -------------------------
                                           Michael J. Gaughan
                                           Chairman and Chief Executive Officer

                                       By:   \s\  Gage Parrish
                                           -------------------
                                           Gage Parrish
                                           Chief Financial Officer and Assistant
                                            Secretary

                              (SEAL)
This is one of the Global
Notes referred to in the
within-mentioned Indenture:

FIRSTAR BANK OF MINNESOTA, N.A.
as Trustee

By:  \s\  Frank Leslie, III
    ------------------------
    Authorized Signatory

                     10 7/8% First Mortgage Note due 2001

     Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depositary Trust Company (55 Water Street, New York, New
York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [Cede & Co.] or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, [Cede & Co.], has an interest herein.

          THE SECURITY (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND THE SECURITY EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A THEREUNDER OR ANOTHER EXEMPTION FROM THE REQUIREMENTS OF THE ACT. THE HOLDER OF THE SECURITY EVIDENCED HEREBY, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1) (a) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, OR IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT OR IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL IF THE COMPANY OR ANY GUARANTOR SO REQUESTS),
     (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE ACT OR, (c) TO THE COMPANY OR (d) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND, (2) IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES

     LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER WILL BE REQUIRED TO, NOTIFY ANY PURCHASER OF THE SECURITY EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN (A) ABOVE.

     Capitalized terms used herein shall have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.

     1. INTEREST. Coast Hotels and Casinos, Inc., a Nevada corporation (or any successor thereto as provided in the Indenture, the "Company"), promises to pay interest on the principal amount of this Note at the rate of 10 7/8% per annum (the "Interest") from November 21,1997 to the date of payment of such principal amount of this Note; provided, however, that if the pledge of the common stock
                     --------  -------
of the Company by Coast Resorts, Inc. ("Coast Resorts") to Firstar Bank of Minnesota, N.A., as trustee for the Holder, pursuant to that certain Stock Pledge and Security Agreement, dated as of November 21, 1997, executed by Coast Resorts, the Company and Coast West, Inc., shall not have become effective pursuant to the terms thereof on or prior to [May 31, 1998], then the aforesaid rate of Interest of 10 7/8% per annum shall increase in an amount equal to 1% per annum so that, commencing on June 1, 1998, Interest on the principal amount of this Note shall accrue at the rate of 11 7/8% per annum. Installments of Interest shall become due and payable quarterly in arrears on March 15, June 15, September 15 and December 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day (each, an "Interest Payment Date"). Additionally, installments of accrued and unpaid Interest shall become due and payable with respect to any principal amount of this Note that matures (whether at stated maturity, upon acceleration, upon maturity of repurchase obligation or otherwise) upon such maturity of such principal amount of this Note. The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at the rate equal to the then applicable interest rate on the Notes to the extent lawful; it shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace periods) at the same rate to the extent lawful. Interest on this Note shall be computed on the basis of a 360-day year, consisting of twelve 30-day months. Each installment of Interest shall be calculated to accrue from and including the most recent date to which Interest has been paid or provided for (or from and including November 21, 1997 if no installment of Interest has been paid) to, but not including, the date of payment.

     2. METHOD OF PAYMENT. The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are registered Holders of Notes at the close of business on the March 1, June 1, September 1 or December 1 next preceding the Interest Payment Date, even if such Notes are cancelled after such record date and on or before such Interest Payment Date (the "Record Date"), except as provided in Section 2.12 of the Indenture with respect to defaulted interest. The Notes will be payable as to principal, premium and interest at the office or agency of the Company maintained for such purpose within or without the City and State of New York, or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders, and provided that payment by wire transfer of immediately available funds will be required with respect to principal of and interest and premium on, all Global Notes and all other Notes the Holders of which shall have provided wire transfer instructions to the Company or the Paying Agent. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

     3. PAYING AGENT AND REGISTRAR. Initially, Firstar Bank of Minnesota, N.A., the Trustee under the Indenture, shall act as Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice to any Holder. The Company or any of its Subsidiaries may act in any such capacity.

     4. INDENTURE AND SECURITY DOCUMENTS. The Company issued the Notes under an Indenture dated as of November 21, 1997 (as it may be amended from time to time, the "Indenture") among the Company, Coast Resorts, Inc., as Guarantor, and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code (S)(S) 77aaa-77bbbb) (the "TIA"). The Notes are subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of such terms. The Notes are secured obligations of the Company limited to $16,800,000 in aggregate principal amount. The terms of the Indenture shall govern any inconsistencies between the Indenture and the Notes or any Note Guarantee. The Notes are secured by certain collateral pursuant to the Security Documents referred to in the Indenture and that may be released pursuant to the terms thereof.

     5.  OPTIONAL REDEMPTION.

     (a) At any time on or prior to November 1, 2001, the Company may redeem the Notes, in whole but not in part, at a redemption price equal to the principal amount thereof plus the Applicable Premium plus accrued and unpaid interest, if any, thereon to the redemption date. The Company may not redeem Notes pursuant to this paragraph if it has made an offer to repurchase the Notes with respect to a Change of Control pursuant to Section 4.15 of the Indenture.

     "Applicable Premium" means, with respect to a Note being redeemed, (a) the present value on the date of redemption of all remaining required interest and principal payments due on such Note computed using a discount rate equal to the Treasury Rate plus 50 basic points minus (b) the then outstanding principal amount of such Note minus (c) accrued interest paid on the redemption date.

     "Treasury Rate" means the yield to maturity at the time of computation of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15(519) which has become publicly available at least two Business Days prior to the date fixed for redemption (or, if such Statistical Release is no longer published, any publicly available source of similar market date)) most nearly equal to the then remaining term to November 1, 2001; provided, however, that if the then remaining term to November 1, 2001 is not equal to the constant maturity of a United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the then remaining term to November 1, 2001 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

     6. MANDATORY REDEMPTION. Except as set forth in Paragraph 7 below, the Company shall not be required to make mandatory redemptions or sinking fund payments with respect to the Notes.

     7.  REPURCHASE AT OPTION OF HOLDER.

     (a) If there is a Change of Control, the Company shall be required to make an offer (a "Change of Control Offer") to repurchase all or any part (equal to $1,000 or an integral multiple thereof) of each Holder's Notes at an offer price in cash equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, thereon to the date of purchase (the "Change of Control Payment"). Within 20 days following any Change of Control, the Company shall mail a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.

     (b) If the Company or a Subsidiary consummates any Asset Sales, when the aggregate amount of Excess Proceeds exceeds $5.0 million, the Company shall (i) make an offer to all Holders of Notes to purchase Notes, and (ii) prepay, purchase or redeem (or make an offer to do so) any other Indebtedness of the Company ranking on a parity with the Notes and secured on a pari passu basis by any Pari Passu Collateral from time to time outstanding with provisions requiring the Company to prepay, purchase or redeem such Indebtedness with the proceeds from any asset sales (or offer to do so), pro rata in proportion to the respective principal amounts of the Notes and such other Indebtedness required to be prepaid, purchased or redeemed or tendered pursuant to such offer (an "Asset Sale Offer"), in an amount equal to the maximum principal amount of Notes and such other Indebtedness that may be prepaid, purchased out of the Excess Proceeds at an offer price in cash in an amount equal to 100% of the principal amount thereof (or such higher price as may be provided with respect to such other Indebtedness) plus accrued and unpaid interest, if any, thereon to the date of repurchase, in accordance with the procedures set forth in the Indenture. To the extent that the aggregate amount of Notes and such other Indebtedness tendered, prepaid, purchased, or redeemed pursuant to an Asset Sale Offer is less than the Excess Proceeds, the Company (or such Subsidiary) may use any remaining Excess Proceeds for general corporate purposes. If the aggregate principal amount of Notes and such other Indebtedness surrendered by Holders thereof or required to be prepaid, purchased or redeemed exceeds the amount of Excess Proceeds, the Trustee shall select the Notes to be purchased in compliance with the requirements of the principal national securities exchange, if any, on which the Notes are listed, or, if the Notes are not so listed, on a pro rata basis (with such adjustments as may be deemed appropriate by the Trustee so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased). Holders of Notes that are the subject of an offer to purchase will receive an Asset Sale Offer from the Company prior to any related purchase date and may elect to have such Notes purchased by completing the form entitled "Option of Holder to Elect Purchase" on the reverse of the Notes.

     8. NOTICE OF REDEMPTION. Notice of redemption shall be mailed at least 30 days but not more than 60 days before the redemption date to each Holder whose Notes are to be redeemed at its registered address. Notes in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Notes held by a Holder are to be redeemed. On and after the redemption date interest ceases to accrue on Notes or portions thereof called for redemption.

     9. DENOMINATIONS, TRANSFER, EXCHANGE. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000.
The transfer of Notes may be registered and Notes may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Company need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, it need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.

     10. PERSONS DEEMED OWNERS. Prior to due presentment for registration of the transfer of this Note, the Trustee, any Agent, the Company and the Guarantor may deem and treat the Person in whose name this Note is registered as its absolute owner for the purpose of receiving payment of principal of and interest on this Note, and for all other purposes whatsoever, whether or not this Note is overdue, and neither the Trustee, any Agent, the Company nor the Guarantor shall be affected by notice to the contrary.

     11. AMENDMENT, SUPPLEMENT AND WAIVER. Subject to certain exceptions, the Indenture, the Notes, the Note Guarantees or the Security Documents may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of all of the Notes then outstanding (including any consents obtained in connection with a tender offer or exchange offer for the Notes), and, subject to certain exceptions, any existing Default or Event of Default (other than a Default or Event of Default in the payment of the principal of, premium, if any, or interest on the Notes, except a payment default resulting from an acceleration that has been rescinded) or compliance with any provision of the Indenture, the Notes, the Note Guarantees or the Security Documents may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes (including consents obtained in connection with a tender offer or exchange offer for Notes). Without the consent of any Holder of a Note, the Company and the Trustee together may amend or supplement the Indenture, the Notes, the Note Guarantees or the Security Documents to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or the Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that would provide any additional rights or benefits to the Holders of the Notes (including providing for additional Note Guarantees pursuant to the Indenture) or that does not adversely affect the legal rights under the Indenture of any such Holder, or to comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA or to enter into additional or supplemental Security Documents.

     12.  DEFAULTS AND REMEDIES.    Events of Default include (as more fully
described, and subject to, the terms and conditions of the Indenture as it may be amended from time to time): (i) default in the payment when due of interest on the Notes and such default continues for a period of 30 days; (ii) default in the payment when due of principal or of premium, if any, on the Notes when the same becomes due and payable at maturity, upon redemption (including in connection with an offer to purchase) or otherwise; (iii) failure by the Company to comply with any of the provisions of Sections 4.7, 4.9, 4.10, 4.12, 4.15,
4.23 or 5.1 of the Indenture; (iv) failure by the Company for 45 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes to comply with any of its other agreements or covenants in, or provisions of, the Indenture or the Notes; (v) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries) whether such Indebtedness or Guarantee now exists, or is created after the date of the Indenture, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness prior to the expiration of the grace period provided in such Indebtedness on the date of such default (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $5.0 million or more; (vi) except as permitted in the Indenture, any Note Guarantee shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor, or any Person acting on behalf of any Guarantor, shall deny or disaffirm its obligations under its Note Guarantee; (vii) certain final judgments for the payment of money that are not paid, discharged or stayed for a period of 60 days; (viii) breach by the Company or any Guarantor of any material representation or warranty set forth in the Security Documents, or, subject to the grace periods set forth in the applicable Security Documents, default by the Company or any Guarantor in the performance of any covenant set forth in the Security Documents, except as set forth in the Indenture for 45 days after notice to the Company by the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes, or repudiation by the Company or any Guarantor of its obligations under the Security Documents or, except as set forth in the Indenture, the unenforceability of the Security Documents against the Company or any Guarantor for any reason; (ix) certain events of bankruptcy or insolvency with respect to the Company or any Guarantor that is a Significant Subsidiary of the Company or any group of Guarantors that together would constitute a Significant Subsidiary of the Company; or (x) any revocation, termination, suspension or other cessation of effectiveness of any Gaming License which results in the cessation or suspension of gaming operations at any of the Gold Coast, Barbary Coast or Orleans Hotel and Casino for a period of more than 90 consecutive days. If any Event of Default (other than by reason of bankruptcy or insolvency) occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Notes may declare the principal, premium, if any, interest and any other monetary obligations on all of the Notes to be due and payable immediately. Upon any such declaration, the principal, premium, if any, interest and any other monetary obligations on the Notes shall be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Company or any of its Significant Subsidiaries or any group of Subsidiaries, that, taken as a whole, would constitute a Significant Subsidiary of the Company, the principal, premium, if any, and interest and any other monetary obligations on all outstanding Notes shall become due and payable immediately without further action or notice. Holders of the Notes may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power, including the exercise of any remedy under the Security Documents. The Trustee may withhold from Holders of the Notes notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal or interest) if it determines that withholding notice is in their interest. In addition, the Trustee shall have no obligation to accelerate the Notes if in the best judgment of the Trustee acceleration is not in the best interest of the Holders of the Notes. The Holders of not less than a majority in aggregate principal amount of the Notes then outstanding by notice to the Trustee may on behalf of the Holders of all of the Notes waive any existing Default or Event of Default and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest on, premium, if any, or the principal of, the Notes. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required, forthwith upon any Officer becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

     13. GUARANTEE. Payment of principal of, premium, if any, and interest (including interest on overdue principal and overdue interest, if lawful) on the Notes and all other obligations of the Company under the Notes, the Indenture and the related Security Documents will be jointly and severally and unconditionally guaranteed by the Guarantor pursuant to, and subject to the terms of, Article 11 of the Indenture.

     14. TRUSTEE DEALINGS WITH COMPANY. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or any Affiliate of the Company as if it were not the Trustee.

     15. NO RECOURSE AGAINST OTHERS. No director, officer, employee, incorporator or shareholder of the Company, any Subsidiary of the Company or the Guarantor, as such, shall have any liability for any Obligations of the Company, any Subsidiary of the Company or the Guarantor under the Notes, any Note Guarantee, the Indenture, the Security Documents, as applicable, or for any claim based on, in respect of, or by reason of such Obligations or their creation. Each Holder of Notes by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for issuance of the Notes and the Note Guarantees.

     16. AUTHENTICATION. This Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

     17. ABBREVIATIONS. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

     18. ADDITIONAL RIGHTS OF HOLDERS OF TRANSFER RESTRICTED SECURITIES. In addition to the rights provided to Holders of Notes under the Indenture, Holders of Transferred Restricted Securities shall have all the rights set forth in the Security Documents.

     19. CUSIP NUMBERS. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     20. ADDITIONAL INFORMATION. Any Holder of the Notes or prospective investor may obtain a copy of the Indenture and/or the Security Documents without charge by writing to the Company at the following address:

                         Coast Hotels and Casinos, Inc.
                           4500 West Tropicana Avenue
                            Las Vegas, Nevada 89103
                         Attention: Corporate Secretary

                                ASSIGNMENT FORM


     To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to:


--------------------------------------------------------------------------------
                 (Insert assignee's soc. sec. or tax I.D. no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             (Print or type assignee's name, address and zip code)

and irrevocably appoint _______________________________________________________
to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date: _________
                       Your Signature: _________________________________________
                                       (Sign exactly as your name appears on the
                                        face of this Note)



Signature Guarantee:

                       Option of Holder to Elect Purchase

     If you want to elect to have this Note purchased by the Company pursuant to
Section 4.10 or 4.15 of the Indenture, check the box below:

                         [ ] Section 4.10

                         [ ] Section 4.15

     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 4.10 or Section 4.15 of this Indenture, state the amount you elect to have purchased:

                                  $__________

Date: _________

               Signature: ___________________________________________________
                            (Sign exactly as your name appears on the Note)

               Tax Identification No.: _____________________


Signature Guarantee:

                   SCHEDULE OF EXCHANGES OF DEFINITIVE NOTES

     The following exchanges of a part of this Global Note for Definitive Notes have been made:

                                                                                Principal Amount of this          Signature of
                         Amount of decrease in        Amount of increase in           Global Note             authorized officer of
                          Principal Amount of          Principal Amount of      following such decrease          Trustee or Note
 Date of Exchange          this Global Note             this Global Note             (or increase)                  Custodian
------------------      -----------------------      -----------------------    ------------------------     -----------------------